UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

 (Amendment No.      )

Filed by the Registrant   ☒

Filed by a party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Cracker Barrel Old Country Store, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR CRACKER BARREL OLD COUNTRY STORE, INC.

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 17, 2022

Notice of Annual Meeting of Shareholders

WHEN AND WHERE IS THE SHAREHOLDER MEETING?

The 2022 Annual Meeting of Shareholders of Cracker Barrel Old Country Store, Inc. will be held on Thursday, November 17, 2022, at 10:00 a.m. Central Time, in an online-only format, with attendance via the internet, at http://www.cesonlineservices.com/cbrl22_vm. There will be no physical location for in-person attendance at the Annual Meeting.

WHAT IS BEING VOTED ON AT THE SHAREHOLDER MEETING?

•	Election of eleven Directors: Thomas H. Barr, Carl T. Berquist, Jody L. Bilney, Sandra B. Cochran, Meg G. Crofton, Gilbert R. Dávila, William W. McCarten, Coleman H. Peterson, Gisel Ruiz, Darryl L. Wade, and Andrea M. Weiss.
•	To approve, on an advisory basis, the compensation of the Company’s named executive officers.
•	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year.

WHAT DOES THE BOARD OF DIRECTORS RECOMMEND?

The Board of Directors recommends that shareholders vote FOR ALL of the nominees, FOR approval, on an advisory basis, of the compensation of the Company’s named executive officers and FOR ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year.

HOW CAN I GET A COMPLETE SET OF PROXY MATERIALS?

This is not a proxy card. If you wish to cast your vote on a traditional proxy card, you must request a paper copy of the proxy materials by following the instructions below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following documents can be viewed at: www.viewourmaterial.com/CBRL

•	Annual Report
•	Proxy Statement

If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before November 3, 2022 to facilitate timely delivery.

You may request a paper or email copy of the proxy materials by following the instructions below. You will be asked to provide the control number (located by the arrow in the box below).

1.	Call the toll-free telephone number 1-800-516-1564 and follow the instructions provided, or
2.	Access the website, www.SendMaterial.com, and follow the instructions provided, or
3.	Send us an email at papercopy@SendMaterial.com with your control number in the subject line. Unless you instruct us otherwise, we will reply to your email with a copy of the proxy materials in PDF format for this meeting only.

To vote your shares, you can attend the virtual Annual Meeting of Shareholders and vote or you can:

1.	Go to www.viewourmaterial.com/CBRL

2.	Click on the icon to vote your shares.

3.	Enter the 11-digit Control Number (located by the arrow in the box above).

4.	Follow the instructions to record your vote.

You will be able to vote until 6:00 a.m. on November 17, 2022.

Your Vote Counts! CRACKER BARREL OLD COUNTRY STORE, INC. 2022 Annual Meeting Vote by November 16, 2022 11 :59 PM ET You invested in CRACKER BARREL OLD COUNTRY STORE, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on November 17, 2022. Get informed before you vote View the Form 10-K, Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 03, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a ~I number Vote in Person at the Meeting* November 17, 2022 10:00 AM CST To be held via a live webcast at www.cesonlineservices.com/cbrl22_vm *If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 01 Thomas H. Barr 05 Meg G. Crofton 02 Carl T. Berquist 06 Gilbert R. Davila 03 Jody L. Bilney 07 William W. McCarten 04 Sandra B. Cochran 08 Coleman H. Peterson CRACKER BARREL OLD COUNTRY STORE, INC. 2022 Annual Meeting 09 10 11 Vote by November 16, 2022 11:59PMET Gisel Ruiz Darryl L. Wade Andrea M. Weiss Board Recommends 0 For 2 To approve, on an advisory basis, the compensation of the Company's named executive officers. 0 For 3 To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm OF for the 2023 fiscal year. or NOTE: Such other business as may properly come before the meeting or any adjournment thereof.